EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Craft Brewers Alliance, Inc. (the “Registrant”) on Form 10-Q for the quarter ended March 31, 2009, as filed with the Securities and Exchange Commission on May 15, 2009 (the “Report”), Terry E. Michaelson, the Chief Executive Officer of the Registrant, and Mark D. Moreland, the Chief Financial Officer and Treasurer of the Registrant, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Date: May 15, 2009

BY:	/s/ Terry E. Michaelson Terry E. Michaelson Chief Executive Officer (Principal Executive Officer)

BY:	/s/ Mark D. Moreland Mark D. Moreland Chief Financial Officer and Treasurer (Principal Financial Officer)